Statutory Prospectus Supplement dated January 21, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C , R , Y and Institutional Class shares of the Fund listed below:
Invesco Commodities Strategy Fund
A supplement dated November 10, 2010 notified shareholders of the Fund that the Boards of Trustees of the Invesco Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) pursuant to which the Fund would transfer all of its assets and liabilities to the Invesco Balanced-Risk Commodity Strategy Fund in exchange for shares of the Invesco Balanced-Risk Commodity Strategy Fund and would submit the Agreement and Plan to the Fund’s shareholders for their consideration pursuant to a Proxy Statement Prospectus. The Board of Trustees of the Fund has decided not to proceed with the reorganization and not to seek shareholder approval of this Agreement and Plan at this time.
The Fund will close to new investors other than those described in the disclosure below effective on the close of business on February 22, 2011. At that time, the changes outlined below will be effective.
The following sentence is added on the front cover of the Prospectus:
“As of the close of business on February 22, 2011, the Fund limited public sales of its shares to certain investors.”
The following information is added in the prospectus under the heading “Other Information”:
     “LIMITED FUND OFFERING
The Fund limited public sales of its shares to new investors effective as of the close of business on February 22, 2011. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
     All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.
     At the Adviser’s discretion, proprietary asset allocation funds may open new accounts in the Fund. In addition, the Fund’s current portfolio managers and portfolio management team may also make investments in the Fund.
     The Fund may resume sales of shares to other new investors on a future date if the Adviser determines it is appropriate.”

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